J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Value Opportunities Fund
(Class A, Class B and Class C)

Supplement dated May 18, 2011
to the Class A, Class B and Class C Shares Prospectus
dated November 1, 2010, as supplemented

The “Annual Fund Operating Expenses” table on page 67 of the Prospectus for the JPMorgan Value Opportunities Fund (the Fund) in the Fund’s Prospectus is hereby replaced with the corresponding table below.

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C
Management Fees	0.40%	0.40%	0.40%
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Other Expenses	0.52	0.52	0.52
Shareholder Service Fees	0.25	0.25	0.25
Remainder of Other Expenses	0.27	0.27	0.27
Total Annual Fund Operating Expenses	1.17	1.67	1.67
Fee Waivers and Expense Reimbursements1	(0.22)	(0.22)	(0.22)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements 1	0.95	1.45	1.45

1 The Fund’s adviser, distributor and business manager (the Service Providers) have contractually agreed to waive their respective fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) exceed 0.95%, 1.45% and 1.45%, respectively, of their average daily net assets. This agreement cannot be terminated prior to 11/1/11 at which time the Service Providers will determine whether or not to renew or revise it.

SUP-VO-511

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE